UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 2008

IPC THE HOSPITALIST COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33930	No. 95-4562058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4605 Lankershim Boulevard, Suite 617

North Hollywood, California

(Address of principal executive offices, including Zip Code)

(888) 447-2362

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 1.01	Entry into a Material Definitive Agreement.

On July 15, 2008, IPC The Hospitalist Company, Inc. (the “Company”) and certain of the Company’s stockholders named therein entered into an underwriting agreement with Credit Suisse Securities (USA) LLC and Jefferies & Company, Inc., as representatives of the several underwriters named therein (the “Underwriting Agreement”). The following summary of certain provisions of the Underwriting Agreement is qualified in its entirety by reference to the complete Underwriting Agreement filed as Exhibit 1.1 hereto and incorporated by reference herein.

Pursuant to the Underwriting Agreement, the underwriters agreed to purchase for resale to the public, subject to the terms and conditions set forth therein, 3,500,000 shares of the common stock of the Company, par value $0.001 per share. The Company has agreed to sell 1,135,231 shares of the common stock and the selling stockholders have agreed to sell the remaining 2,364,769 shares of common stock. Certain selling stockholders have also granted the underwriters an option for 30 days following the closing to purchase up to an additional 525,000 shares of common stock to cover over-allotments, if any. The offering is expected to close on July 21, 2008, subject to the conditions stated in the Underwriting Agreement.

The Company and the selling stockholders have agreed to indemnify the underwriters against various liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities. In addition, the Underwriting Agreement contains customary representations, warranties and agreements of the Company and the selling stockholders and customary conditions to closing.

Item 8.01	Other Events.

On July 16, 2008, the Company issued a press release announcing the pricing of a public offering of 3,500,000 shares of its common stock. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated July 15, 2008, among IPC The Hospitalist Company, Inc., certain stockholders named therein, and Credit Suisse Securities (USA) LLC and Jefferies & Company, Inc., as representatives of the several underwriters named therein.

99.1	Press release dated July 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC THE HOSPITALIST COMPANY, INC.

Date: July 18, 2008	By:	/s/ Adam D. Singer, M.D.
Adam D. Singer, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated July 15, 2008, among IPC The Hospitalist Company, Inc., certain stockholders named therein, and Credit Suisse Securities (USA) LLC and Jefferies & Company, Inc., as representatives of the several underwriters named therein.

99.1	Press release dated July 16, 2008.